PIMCO Low Duration Credit Fund
Summary Prospectus
July 30, 2021
Share Class:	Inst	I-2	A	C
Ticker:	PSRIX	PSRPX	PSRZX	PSRWX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.
You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.
Before you invest, you may want to review the Fund’s prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders (once available) and other information about the Fund online at http:// investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to piprocess@dstsystems.com. The Fund’s prospectus and Statement of Additional Information, dated July 30, 2021, respectively, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund seeks a high level of current income, consistent with prudent investment management.
Fees and Expenses of the  Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 61 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%
Annual  Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	Class A	Class C
Management Fees	0.70%	0.80%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.73%	0.83%	1.03%	1.78%
1
“Other Expenses” include interest expense of 0.03%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses are 0.70%, 0.80%, 1.00% and 1.75% for Institutional Class, I-2, Class A and Class C shares, respectively.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$75	$233	$406	$906
I-2	$85	$265	$460	$1,025
Class A	$328	$545	$781	$1,456
Class C	$281	$560	$964	$2,095
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$328	$545	$781	$1,456
Class C	$181	$560	$964	$2,095
Portfolio Turnover
The  Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual  Fund Operating Expenses or in the Example tables, affect the  Fund’s performance. During the most recent fiscal year, the  Fund’s portfolio turnover rate was 184% of the average value of its portfolio.

PIMCO Funds | Summary Prospectus

PIMCO Low Duration Credit Fund

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bank loans (including, among others, covenant-lite obligations), bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities.
The Fund may invest in fixed, floating and adjustable rate debt, including senior secured loans and senior corporate debt. A senior secured debt security holds a senior position in the issuer’s capital structure and is typically secured by collateral such that, under normal circumstances, holders (such as the Fund) enjoy a priority claim to some or all of the issuer’s assets in the event of default as compared to other creditors of the issuer. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).
The Fund may invest in both investment grade securities and high yield securities (“junk bonds”) and may primarily invest its assets in below investment grade securities subject to a maximum of 10% of its total assets in securities rated below Caa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The average portfolio duration of the Fund will normally vary from zero to three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 25% of its total assets in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments of issuers economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 25% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.
The Fund may invest in derivative instruments, such as credit default swap and total return swap agreements, interest rate swaps, futures and options, subject to applicable law and any other restrictions described in the prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including currency forwards, and may engage in short sales. The Fund may only invest in common equity interests, such as common stocks or other common equity-related securities, received through the conversion of a Fixed Income Instrument or in connection with a corporate action or debt restructuring. The Fund may also invest up to 15% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the  Fund. The principal risks of investing in the  Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the  Fund has invested in, the  Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
“Covenant-lite” Obligations Risk: the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default
Credit Risk: the risk that the  Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Senior Loan Risk: the risk that investing in senior loans, including bank loans, exposes the Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in instruments that pay lower interest rates. To the extent the Fund invests in senior loans that are covenant-lite obligations, the Fund

2  Summary Prospectus | PIMCO Funds

Summary Prospectus

may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in traditional loans
Market Risk: the risk that the value of securities owned by the  Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the  Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the  Fund could lose more than the initial amount invested. The  Fund’s use of derivatives may result in losses to the  Fund, a reduction in the  Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the  Fund's clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the  Fund’s ability to invest in derivatives, limit the  Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the  Fund’s performance
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the  Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Leveraging Risk: the risk that certain transactions of the  Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the  Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the  Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the  Fund will be achieved
Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the  Fund
LIBOR Transition Risk: the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the  Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the  Fund or on certain instruments in which the  Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the  Fund
Please see “Description of Principal Risks” in the  Fund's prospectus for a more detailed description of the risks of investing in the  Fund. An investment in the  Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

July 30, 2021 | SUMMARY PROSPECTUS  3

PIMCO Low Duration Credit Fund

Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Effective May 3, 2021, the Fund’s broad-based securities market index is a blend of 50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index. The ICE BofAML 1-5 Year US High Yield Constrained Index is designed to track the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with at least one year and less than five years remaining term to final maturity, at least 18 months to final maturity at issuance, a fixed coupon schedule and a minimum amount of outstanding of $250 million. The J.P. Morgan Leveraged Loan Index is designed to mirror the investable universe of USD institutional leveraged loans and is comprised of issuers domiciled across global markets (the international component is comprised of developed marketed-domiciled issuers only). The Fund’s new broad-based securities market index was selected as its use is more closely aligned with the Fund’s principal investment strategies. Prior to May 3, 2021, the Fund’s broad-based securities market index was the J.P. Morgan BB/B Leveraged Loan Index. The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria. Lipper Loan Participation Funds Average is a total performance average of funds tracked by Lipper, Inc. that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Effective May 3, 2021, certain changes were made to the Fund’s principal investment strategies. The Fund’s performance information prior to May 3, 2021 relates only to the Fund’s former principal investment strategies.
Performance for the  Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.
 Calendar Year Total Returns — Institutional Class
Best Quarter	June 30, 2020	4.97%
Worst Quarter	March 31, 2020	-11.32%
Year-to-Date	June 30, 2021	1.92%
Average Annual Total Returns (for periods ended 12/31/20)
	1 Year	5 Years	Since Inception	Inception Date
Institutional Class Return Before Taxes	-1.40%	3.69%	3.30%	4/29/2011
Institutional Class Return After Taxes on Distributions(1)	-2.87%	1.92%	1.63%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.85%	2.05%	1.80%
I-2 Return Before Taxes	-1.50%	3.59%	3.20%	4/29/2011
Class A Return Before Taxes	-3.94%	2.92%	2.59%	4/29/2011
Class C Return Before Taxes	-3.39%	2.61%	2.23%	4/29/2011
J.P. Morgan BB/B Leveraged Loan Index (reflects no deductions for fees, expenses or taxes)	2.48%	4.91%	4.17%
50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index (reflects no deductions for fees, expenses or taxes)	3.51%	6.24%	4.91%
Lipper Loan Participation Funds Average (reflects no deductions for taxes)(2)	0.93%	4.05%	3.22%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
2
The Lipper Average’s since inception return is determined from the nearest month-end following the Fund’s inception date and not from the actual inception date of the Fund.

4  Summary Prospectus | PIMCO Funds

Summary Prospectus

Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund‘s portfolio is jointly and primarily managed by David Forgash and Michael Levinson. Mr. Forgash is an Executive Vice President of PIMCO, and Mr. Levinson is a Senior Vice President of PIMCO. Messrs. Forgash and Levinson have jointly and primarily managed the Fund since April 2020.
Purchase and Sale of  Fund Shares
Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.
Institutional Class and I-2
The minimum initial investment for Institutional Class and I-2 shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.
You may sell (redeem) all or part of your Institutional Class and I-2 shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:
■
Sending a written request by regular mail to:PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W 7th Street, STE 219024, Kansas City, MO 64105-1407
■
Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you
■
Sending a fax to our Shareholder Services department at 816.421.2861
■
Sending an e-mail to piprocess@dstsystems.com
Class A and Class C
The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Firms
If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s Web site for more information.

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